Exhibit 10.2

SEVENTH SUPPLEMENT TO EXCLUSIVE LICENSE AND SUPPLY AGREEMENT

Regarding Phase 3 Clinical Study in Japan

This Seventh Supplement (herein so called), effective as of February 28, 2022 (the “Supplement Effective Date”), to the Exclusive License and Supply Agreement, effective as of December 24, 2009 (the “Original Agreement”), is by and between Reata Pharmaceuticals Holdings, LLC, a limited liability company organized and existing under the laws of Delaware, USA, with an address at 5320 Legacy Drive, Plano, Texas 75024 (“Reata”), as assignee of the Original Agreement from Reata Pharmaceuticals, Inc., a Delaware corporation and the original signatory to the Original Agreement, as assignor (“Reata Pharmaceuticals”), and Kyowa Kirin Co., Ltd., a company organized and existing under the laws of Japan, with an address at 1-9-2 Ohtemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“Kyowa Kirin”). Reata and Kyowa Kirin are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to the Original Agreement, Reata Pharmaceuticals granted to Kyowa Kirin an exclusive, royalty-bearing license under the Licensed Technology to research, develop, use, sell, offer for sale, import, and export Licensed Compound and Licensed Product in the Field in the Territory.

WHEREAS, pursuant to the Original Agreement, including the Sixth Supplement to Exclusive License and Supply Agreement (the “Sixth Supplement”), Kyowa Kirin is conducting portions of a Phase 3 clinical study of RTA 402 (which is included in the Licensed Compound) for the indication of autosomal dominant polycystic kidney disease (“ADPKD”) in Japan with a corresponding Protocol Number 402-C-1808 (“Study”) by participating in the global Phase 3 clinical study of RTA 402 for the indication of ADPKD conducted by Reata Pharmaceuticals, as a sponsor of the Study.

WHEREAS, Kyowa Kirin wishes to amend the cost allocation of the Study set out in the Sixth Supplement and perform the extended Study named as “AN EXTENDED ACCESS PROGRAM TO ASSESS LONG TERM SAFETY OF BARDOXOLONE METHYL IN PATIENTS WITH CHRONIC KIDNEY DISEASE” with a corresponding Protocol Number 402-C-1803 (“Extended Study”).

WHEREAS, in order to clarify and agree on obligation and responsibility of the Parties for the Study and Extended Study, the Parties wish to supplement the terms of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1. Obligation and Responsibility of the Parties

1.1 Notwithstanding the provisions of the Sixth Supplement, Kyowa Kirin shall bear the Study costs (the “Study Costs”) necessary for enrollment of up to [***] ([***]) patients, and Reata shall bear the Study Costs necessary for enrollment above [***] ([***]) patients up to [***] ([***]) patients according to the terms of the Sixth Supplement. Any increase in the Study Costs that are allocable to the excess enrollment above [***] ([***]) patients shall be equally borne by the Parties. Study Costs shall mean any external costs to be paid by Kyowa Kirin to any third parties for the Study. In addition to the Study Costs, Reata shall bear any internal costs of Kyowa Kirin for the Study necessary for enrollment above [***] ([***]) patients up to [***] ([***]) with a FTE rate of JPY [***] (the “Internal Costs”). Kyowa Kirin shall invoice Reata each quarter for the Study Costs and the Internal Costs borne by Reata, and Reata shall pay each invoice within thirty (30) days from the end of the calendar month in which Reata receives the invoice.

Certain identified information has been excluded from this exhibit because it is both not material and is of the type that the registrant treats as private or confidential. This redacted information has been marked in this exhibit with three asterisks[***].

1.2 The Parties agree that all patients who enroll in the Study and are eligible and willing to enroll in the Extended Study, may enroll in the Extended Study.

1.3 Kyowa Kirin shall be an in-country (Japan) caretaker of the Extended Study and solely responsible for the conduct thereof. For clarity, relevant provisions including but not limited to the Article IV (CLINICAL DEVELOPMENT) and the Article V (REGULATORY MATTERS) of the Original Agreement shall apply and Kyowa Kirin will conduct the Extended Study in accordance with those provisions. Notwithstanding the forgoing, Kyowa Kirin shall bear the Extended Study costs (the “Extended Study Costs”) necessary for enrollment of up to [***] ([***]) patients who were enrolled in the Study, and Reata shall bear the Extended Study Costs necessary for enrollment above [***] ([***]) patients up to [***] ([***]) patients who were enrolled in the Study. Any increase in the Extended Study Costs that are allocable to the excess enrollment above [***] ([***]) patients who were enrolled in the Study shall be equally borne by the Parties. Extended Study Costs shall mean any external costs to be paid by Kyowa Kirin to any third parties for the Extended Study. Kyowa Kirin shall invoice Reata each quarter for the Extended Study Costs borne by Reata, and Reata shall pay each invoice within thirty (30) days from the end of the calendar month in which Reata receives the invoice.

1.4 An agreement related to the Extended Study with a contract research organization (“CRO”) shall be entered into by and between Reata Pharmaceuticals, Kyowa Kirin and the CRO.

1.5 The number of enrollment of patients in the Study (“Enrollment Number”) shall be mutually agreed by the Parties in writing (including by email), provided that the Study Costs for the excess enrollment above the Enrollment Number shall be equally borne by the Parties if the Enrollment Number is above [***] ([***]) and informed consent from the patient(s) for such excess enrollment is obtained by the date Kyowa Kirin notifies Reata in writing (including by email).

2. Original Agreement

Except as supplemented and amended by this Seventh Supplement, the Original Agreement and all the Supplements to Exclusive License and Supply Agreement between the Parties, or between Kyowa Kirin and Reata Pharmaceuticals, shall remain in full force and effect pursuant to their terms

3. Other Provisions

3.1 This Seventh Supplement shall become effective as of the Supplement Effective Date and shall continue until the termination of the Original Agreement.

3.2 Except where specifically defined herein, capitalized terms used herein shall have the same meanings ascribed to them in the Original Agreement.

3.3 The headings to the several Articles hereof are not part of this Seventh Supplement, but are merely guides or labels to assist the locating and reading the several Articles hereof.

3.4 Except as stated herein, all terms and conditions of the Original Agreement and all the Supplements to the Original Agreement shall remain in full force and effect during the effective period of the Original Agreement.

3.5 This Seventh Supplement may be executed by electronic signature as agreed between the Parties, which shall be deemed to be an original.

IN WITNESS WHEREOF, the Parties have executed this Seventh Supplement to be effective as of the Supplement Effective Date.

KYOWA KIRIN CO., LTD.

By: /s/ Yasuo Fujii

Name: Yasuo Fujii

Title: Executive Officer, Director, Business Development Department

Date: February 28, 2022

REATA PHARMACEUTCALS HOLDINGS, LLC

By: /s/ Manmeet S. Soni

Name: Manmeet S. Soni

Title: Chief Operating Officer, Chief Financial Officer and President

Date: February 28, 2022